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                                                                     EXHIBIT (j)


INDEPENDENT AUDITORS' CONSENT

We consent to the reference to us in this Post-Effective Amendment No. 15 to Registration Statement No. 33-72424 of Financial Investors Trust on Form N-1A under the heading "Independent Accountants" in the Statement of Additional Information of United Association S&P 500 Index Fund, which is part of such Registration Statement.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2000